EXHIBIT 10.8.3

THIRD AMENDMENT TO LOAN AGREEMENT

THIS THIRD AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is dated as of the 29th day of November, 2010

RAM ENERGY RESOURCES, INC., a Delaware corporation (the “Borrower”), GUGGENHEIM CORPORATE FUNDING, LLC, as arranger and administrative agent (the “Administrative Agent”), WELLS FARGO FOOTHILL, INC., as documentation agent, WESTLB AG, NEW YORK BRANCH and CIT CAPITAL USA INC., as co-syndication agents, and the financial institutions from time to time party thereto as lenders (the “Lenders”), are parties to that certain Loan Agreement dated as of November 29, 2007 (as heretofore amended, modified or supplemented, the “Loan Agreement”) and the Borrower, the Administrative Agent and the undersigned Lenders have agreed to the amendment set forth herein subject to the terms and conditions set forth herein.  Therefore, in consideration of the mutual agreements and other provisions contained herein, the parties hereto agree as follows:

Paragraph 1. Amendment.  Section 7.4 of the Loan Agreement is amended by inserting a comma at the end of subsection (c) and adding a new subsection (d) as follows:

“(d) asset sales in excess of $10,000,000 if approved by the Required Lenders, as long as the proceeds of the sale of such asset sales are immediately paid to Administrative Agent by wire transfer of immediately available funds to the Administrative Agent Account for application as approved by the Required Lenders.”

Paragraph 2. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) the Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower, the Administrative Agent, and the Required Lenders.

Paragraph 3. Governing Law; Miscellaneous.  Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Loan Agreement.  This Amendment (a) shall be governed by, and construed in accordance with, the internal laws of the State of New York; (b) may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (c) may be validly executed by facsimile or other electronic transmission.

Paragraph 4. Reaffirmation of Representations and Warranties; Additional Representations and Warranties.  Borrower, to induce Lenders to enter into this Amendment, hereby reaffirms, as of the date hereof (or as such earlier date as expressly set forth herein), its representations and warranties contained in Section 5 of the Loan Agreement and in all other documents executed pursuant thereto, and represents and warrants as follows:

a. The execution and delivery of this Amendment and the performance by Borrower of its obligations under this Amendment are within Borrower’s power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with (i) any Legal Requirements or (ii) any agreement binding upon Borrower or affecting any of the Collateral; and

b. This Amendment represents the legal, valid and binding obligations of Borrower enforceable in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally.

Paragraph 5. Ratification of Liens and Security Interests.  Borrower hereby acknowledges and ratifies the existence and priority of the Liens granted by Borrower in favor of lender in and to the Collateral and represents, warrants and covenants that such liens and security interests are valid, existing and in full force and effect.

Paragraph 6. Miscellaneous.  This Amendment supersedes all prior agreements (written or oral) between Borrower and Lenders with regard to the subject matters hereof.  This Amendment is a Loan Document.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Loan Agreement as amended by this Amendment and any other Loan Document, the terms of the Loan Agreement will control and the other document will be deemed to be amended to conform to the terms of the Loan Agreement.  All references to the Loan Agreement will refer to the Loan Agreement as amended by this Amendment.  Borrower agrees that all Loan Documents to which it is a party (whether as an original signatory or by assumption of the Obligations) remain in full force and effect and continue to evidence its legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment or are amended in connection with this Amendment).  Borrower releases each Lender executing this Amendment (collectively, the “Executing Lenders”) from any liability for actions or failures to act in connection with any of the Loan Documents prior to the date of this Amendment.   Any course of dealing among the Borrower or any Lender or any other Person will not be deemed to have altered or amended the Loan Agreement or any Lenders’ right to enforce the Loan Agreement as written.  This Amendment will be binding upon and insure to the benefit of each of the undersigned and their respective successors and permitted assigns.

Paragraph 7. Waiver and Release.  In consideration of the amendments herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower hereby waives, remises, releases, and forever discharges each Executing Lender, its predecessors and its successors, assigns, affiliates, shareholders, directors, officers, accountants, attorneys, employees, agents, representatives, and servants (collectively, the “Released Parties”) of, from and against any and all claims, actions, causes of action, suits, proceedings, contracts, judgments, damages, accounts, reckonings, executions, and liabilities whatsoever of every name and nature, whether known or unknown, whether or not well founded in fact or in law, and whether in law, at equity, or otherwise, which the undersigned ever had or now has for or by reason of any matter, cause, or anything whatsoever to this date relating to or arising out of the loans, or any of them, or any of the Loan Documents, including without limitation any actual or alleged act or omission of any of the Released Parties with respect to the Loans, or any of them, or any of the Loan Documents, or any security interests, liens, or collateral in connection therewith, or the enforcement of any of such Lender’s rights or remedies thereunder.  The terms of this waiver and release shall survive the termination of this Agreement, the Loans, or the Loan Documents and shall remain in full force and effect after the termination of this Agreement

Paragraph 8. Entire Agreement.  This Amendment represents the final agreement among the parties about the subject matter of this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties relating to this subject matter.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

RAM ENERGY RESOURCES, INC., a Delaware corporation

By: LES AUSTIN
Name: G. Les Austin
Title: Senior Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

GUGGENHEIM CORPORATE FUNDING LLC, a Delaware limited liability company, as Administrative Agent for the Lenders

By: W.R. HAGNER
Name: William Hagner
Title: Senior Managing Director

West LB AG, New York Branch

By: ERIK V. SAVI
Name: Erik V. Savi
Title: Managing Director

By: JAMES ANDERSON
Name: James Anderson
Title: Director

CAPITOL ONE, N.A.

By: ERIC BROUSSARD
Name: Eric Broussard
Title: Senior Vice President

WELLS FARGO CAPITAL FINANCE, INC.

By: GARY FORLENZA
Name: Gary Forlenza
Title: Vice President

NZC Opportunities LLC

By: MICHAEL DAMASO
Name: Michael Damaso
Title: Senior Managing Director

North American Company for Life and Health Insurance By: Guggenheim Partners Asset Management, LLC

By: MICHAEL DAMASO
Name: Michael Damaso
Title: Senior Managing Director

Midland National Life Insurance Company
By: Guggenheim Partners Asset Management, LLC

By: MICHAEL DAMASO
Name: Michael Damaso
Title: Senior Managing Director

Guggenheim Life and Annuity Company By: Guggenheim Partners Asset Management, LLC

By: MICHAEL DAMASO
Name: Michael Damaso
Title: Senior Managing Director

ORPHEUS FUNDING LLC By: Guggenheim Investment Management, LLC as Manager

By: MICHAEL DAMASO
Name: Michael Damaso
Title: Senior Managing Director

Solar Capital Ltd.

By: DAVID MAIT
Name: David Mait
Title: Authorized Signatory

BLT 2009-1 LTD

By: THOMAS H.B. EWALD
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Invesco Floating Rate Fund By: INVESCO Senior Secured Management, Inc. as Sub-Adviser

By: THOMAS H.B. EWALD
Name: Thomas H.B. Ewald
Title: Authorized Signatory

KATONAH V, LTD

By: THOMAS H.B. EWALD
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Invesco Prime Income Trust By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By: THOMAS H.B. EWALD
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Invesco Van Kampen Dynamic Credit Opportunities Fund By: Invesco Senior Secured Management, Inc., as Sub-Adviser

By: THOMAS H.B. EWALD
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Invesco Van Kampen Senior Income Trust By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By: THOMAS H.B. EWALD
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Invesco Van Kampen Senior Loan Fund By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By: THOMAS H.B. EWALD
Name: Thomas H.B. Ewald
Title: Authorized Signatory

CIT MIDDLE MARKET LOAN TRUST III

By: ROGER M. BURNS
Name: Roger M. Burns
Title: President, CIT ASSET MANAGEMENT

Whippoorwill Distressed Opportunity Fund, L.P.
By: Whippoorwill Associates, Inc., its agent and authorized signatory

By: STEVEN K. GENDAL
Name: Steven K. Gendal
Title: Principal

Whippoorwill Offshore Distressed Opportunity Fund, Ltd.
By: Whippoorwill Associates, Inc., its agent and authorized signatory

By: STEVEN K. GENDAL
Name: Steven K. Gendal
Title: Principal

Whippoorwill Associates, Inc. Profit Sharing Plan
By: Whippoorwill Associates, Inc., its agent and authorized signatory

By: STEVEN K. GENDAL
Name: Steven K. Gendal
Title: Principal

WellPoint, Inc.
By: Whippoorwill Associates, Inc., its agent and authorized signatory

By: STEVEN K. GENDAL
Name: Steven K. Gendal
Title: Principal

Blue Cross of California
By: Whippoorwill Associates, Inc., its agent and authorized signatory

By: STEVEN K. GENDAL
Name: Steven K. Gendal
Title: Principal

Whippoorwill Institutional Partners, L.P.
By: Whippoorwill Associates, Inc., its agent and authorized signatory

By: STEVEN K. GENDAL
Name: Steven K. Gendal
Title: Principal

Liberty Harbor Master Fund I, L.P.
By: Goldman Sachs Asset Management, L.P., its investment manager

By: CASEY LANKENAU
Name: Casey Lankenau
Title: Vice President

Midtown Acquisitions L.P.
By: Midtown Acquisitions GP LLC

By: CONOR BASTABLE
Name: Conor Bastable
Title: Manager